UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22760

Oppenheimer Diversified Alternatives Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: September 30

Date of reporting period: 3/31/2014

Item 1. Reports to Stockholders.

OPPENHEIMERFUNDS
THE RIGHT WAY TO INVEST

OPPENHEIMER

DIVERSIFIED ALTERNATIVES FUND

SEMIANNUAL REPORT 3.31.2014

Table of Contents

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 3/31/14

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Barclays U.S. Aggregate Bond Index
6-Month	4.39%	-1.62%	1.70%
1-Year	-0.83	-6.53	-0.10
Since Inception (12/28/12)	1.31	-3.35	-0.25

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

2 OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a cumulative total return of 4.39% during the reporting period. In comparison, the Fund outperformed the Barclays U.S. Aggregate Bond Index, which returned 1.70%. The Fund’s outperformance occurred in a period when several of the alternative asset classes the Fund invests in outperformed the broader fixed-income markets.

During the reporting period, we adjusted our strategic allocations in an effort to improve diversification, lower volatility, and reduce equity beta. These adjustments included reducing exposure to real estate, master limited partnerships (“MLPs”), and gold miners by replacing our position in Oppenheimer Real Estate Fund (roughly 20% at the start of the period) with a smaller allocation in Oppenheimer Global Real Estate Fund (approximately 5% at period end) and reducing our exposure to Oppenheimer SteelPath Master MLP Fund, LLC and Oppenheimer Gold & Special Minerals Fund. At the same time, we increased our exposure to senior bank loans through a position in Oppenheimer Master Loan Fund, LLC, event linked bonds via Oppenheimer Master Event-Linked Bond Fund, LLC and certain quantitative-driven alternative investment strategies through Oppenheimer Global Multi Strategies Fund. We also reallocated our exposure in Oppenheimer Ultra-Short Duration Fund to Oppenheimer Institutional Money Market Fund. At period end, the Fund had roughly 20% allocated to Oppenheimer Global Multi Strategies Fund, 15% to Oppenheimer Commodity Strategy Total Return Fund, 14.5% to both Oppenheimer Currency Opportunities Fund and Oppenheimer Master Loan Fund, LLC, 9.5% to Oppenheimer Master Event-Linked Bond Fund, LLC, 5% respectively to Oppenheimer SteelPath Master MLP Fund, LLC and Oppenheimer Global Real Estate Fund, and 4.5% to Oppenheimer Gold & Special Minerals Fund.

MARKET OVERVIEW

Over the first half of the reporting period, equity markets continued climbing with the S&P 500 Index making an all-time high on December 31 as economic data improved and the Federal Reserve (the “Fed”) announced its long-awaited tapering with a $10 billion reduction in monthly purchases of Treasuries and mortgage-backed securities (“MBS”).

3 OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

The Bank of Japan, the European Central Bank (the “ECB”) and a host of other central banks took steps to maintain highly accommodative monetary policies and stimulate their respective economies. At the same time, certain other central banks surprised investors by raising rates to combat inflation at home (e.g., Brazil, Indonesia). The dollar was mixed during this time, falling against 9 out of 16 currencies of the largest U.S. trading partners. (A falling dollar is generally positive for commodities and certain hard assets priced in dollars.)

Over the second half of the reporting period, equity markets turned choppy. Economic data in the U.S. softened in part due to extremely cold weather. While the Fed, the Bank of Japan, the ECB and other central banks maintained highly accommodative monetary policies, several emerging market countries (e.g., Brazil, Russia, India, Turkey, Argentina, etc.) were faced with the triple threat of inflation, slowing growth and foreign capital flight, and resorted to hiking interest rates in an effort to address economic problems in their countries. The dollar remained somewhat weak over the second half of the reporting period, falling against 10 out of 16 currencies of the largest U.S. trading partners. Growth in the Eurozone remained anemic, and the outlook for China softened a bit on the back of weaker economic data.

Under circumstances where many central

banks around the world are enacting highly accommodative monetary policies, interest rates are close to zero and policymakers face budget deficits and unfunded entitlements far into the future, we believe a diversified approach to portfolio construction can help investors manage a host of macroeconomic risks that haven’t gone away.

FUND PEFORMANCE

During the reporting period, the strongest performing holding of the Fund was Oppenheimer SteelPath Master MLP Fund, LLC, which outperformed its benchmark, the Alerian MLP Index. This underlying fund operates as a partnership for federal income tax purposes and invests in energy infrastructure MLPs, which may offer tax-advantaged price appreciation as well as a steady stream of income. The Fed’s taper talk in May initially put some pressure on MLPs, but the asset class fully recovered in a matter of weeks, and the asset class had a strong 2013. While we decreased our position during the reporting period, we continue to believe investor interest in distributions remains strong in a low-yield world, and MLPs are positioned to potentially benefit from the infrastructure build-out necessary to bring both shale oil and gas to market.

Other top performers this reporting period included Oppenheimer Global Multi Strategies Fund and Oppenheimer Global Real Estate Fund. Oppenheimer Global Multi Strategies Fund seeks to benefit from

4 OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

quantitative-driven alternative investment strategies (Global Macro, Equity Market Neutral, Volatility, Fixed Income Alternatives). All four primary strategies contributed positively to the underlying fund’s absolute performance during the reporting period, with the Global Macro strategy being the strongest performer. Relative to its benchmarks, the underlying fund outperformed the Barclays Global Aggregate Bond Index and underperformed the S&P 500 Index.

We established a position in Oppenheimer Global Real Estate Fund during the reporting period. The underlying fund invests primarily in real estate investment trusts (“REITs”), which are specially structured companies that provide tax-efficient exposure to income-producing commercial real estate. Many investors remain interested in attractive yields, and we believe the combination of an improving global economy, falling unemployment, growing demand for commercial real estate, tight supply and accommodative monetary policies should be positive for the asset class. The underlying fund outperformed its benchmark, the FTSE EPRA/NAREIT Global Index during the reporting period.

Detractors from performance were limited this period and Oppenheimer Gold & Special Minerals Fund was the only holding that produced a negative absolute return. The underlying fund underperformed its benchmark, the MSCI World Index, as gold underperformed the broader global equity market. The underlying fund invests in securities that provide exposure to gold and other valuable metals, with a heavy concentration in gold-mining equities. The underlying funds’ portfolio manager combines industrywide or “top down” analysis with rigorous company specific or “bottom up” fundamental analysis to identify potential investments. The underlying fund’s losses occurred over the first half of the reporting period as gold prices reversed course during that time, and fell in the fourth quarter. This drop in gold prices, combined with rising interest rates and a broad stock market rally, put additional pressure on gold-mining equities. However, the underlying fund performed positively over the second half of the reporting period.

STRATEGY & OUTLOOK

In our view, the key macro factors that help drive performance of these alternative asset classes remain in place, including accommodative monetary policies in the U.S. and around the world, competitive currency debasement, near zero interest rates and geopolitical turmoil. At the same time, valuations for these asset classes are mixed. The strong bull market in equities last year has given way to much lower (or even negative) equity returns year to date, greater volatility and a more challenging market environment. Last year was all about concentrating risk as greater equity exposure, higher beta and smaller market caps

5 OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

generally led to better performance. This year we believe that diversifying risk, controlling volatility and managing the downside will be the winning strategy. Because the Fund is comprised of a number of different alternative asset classes and strategies, with their diversifying properties as well as their potential for generating attractive total returns, we believe it can play a valuable role in investors’ portfolios.

Mark Hamilton Portfolio Manager

Dokyoung Lee, CFA Portfolio Manager

Benjamin Rockmuller, CFA Portfolio Manager

6 OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

Top Holdings and Allocations

ASSET CLASS ALLOCATION

Alternative Funds	73.6%
Domestic Fixed Income Funds	14.5
Money Market Fund	11.9

Portfolio holdings and allocations are subject to change. Percentages are as of March 31, 2014, and are based on total market value of investments.

TOP TEN HOLDINGS

Oppenheimer Global Multi Strategies Fund, Cl. I	20.1%
Oppenheimer Commodity Strategy Total Return Fund, Cl. I	15.0
Oppenheimer Currency Opportunities Fund, Cl. I	14.5
Oppenheimer Master Loan Fund, LLC	14.5
Oppenheimer Institutional Money Market Fund, Cl. E	11.9
Oppenheimer Master Event-Linked Bond Fund, LLC	9.5
Oppenheimer SteelPath Master MLP Fund, LLC	5.1
Oppenheimer Global Real Estate Fund, Cl. I	5.0
Oppenheimer Gold & Special Minerals Fund, Cl. I	4.6
Oppenheimer Ultra-Short Duration Fund, Cl. Y	0.0	*

*Less than 0.005%.

Portfolio holdings and allocations are subject to change. Percentages are as of March 31, 2014, and are based on net assets. For more current Top 10 Fund holdings, please visit oppenheimerfunds.com.

7 OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 3/31/14

	Inception Date	6-Month	1-Year	Since Inception
Class A (ODAAX)	12/28/12	4.39%	-0.83%	1.31%
Class C (ODACX)	12/28/12	3.89%	-1.84%	0.17%
Class I (ODAIX)	12/28/12	4.59%	-0.50%	1.57%
Class N (ODANX)	12/28/12	4.19%	-1.42%	0.67%
Class Y (ODAYX)	12/28/12	4.49%	-0.75%	1.29%

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 3/31/14

	Inception Date	6-Month	1-Year	Since Inception
Class A (ODAAX)	12/28/12	-1.62%	-6.53%	-3.35%
Class C (ODACX)	12/28/12	2.89%	-2.82%	0.17%
Class I (ODAIX)	12/28/12	4.59%	-0.50%	1.57%
Class N (ODANX)	12/28/12	3.19%	-2.40%	-0.12%
Class Y (ODAYX)	12/28/12	4.49%	-0.75%	1.29%

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75% and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class I and Y shares.

The Fund’s performance is compared to the performance of the Barclays U.S. Aggregate Bond Index. The Barclays U.S. Aggregate Bond Index is an index of U.S. dollar denominated, investment-grade U.S. corporate government and mortgage-backed securities. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information

8 OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

9 OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended March 31, 2014.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10 OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

Actual	Beginning Account Value October 1, 2013	Ending Account Value March 31, 2014	Expenses Paid During 6 Months Ended March 31, 2014
Class A	$1,000.00	$1,043.90	$3.22
Class C	1,000.00	1,038.90	8.47
Class I	1,000.00	1,045.90	1.53
Class N	1,000.00	1,041.90	6.13
Class Y	1,000.00	1,044.90	2.35

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,021.79	3.18
Class C	1,000.00	1,016.65	8.38
Class I	1,000.00	1,023.44	1.51
Class N	1,000.00	1,018.95	6.06
Class Y	1,000.00	1,022.64	2.32

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended March 31, 2014 are as follows:

Class	Expense Ratios
Class A	0.63%
Class C	1.66
Class I	0.30
Class N	1.20
Class Y	0.46

The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

11 OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

STATEMENT OF INVESTMENTS    March 31, 2014        Unaudited

	Shares	Value
Investment Company—100.3%[1]
Alternative Funds—73.9%
Oppenheimer Commodity Strategy Total Return Fund, Cl. I2	1,643,383	$5,258,826
Oppenheimer Currency Opportunities Fund, Cl. I2	365,571	5,088,746
Oppenheimer Global Multi Strategies Fund, Cl. I	261,743	7,022,552
Oppenheimer Global Real Estate Fund, Cl. I	172,252	1,762,138
Oppenheimer Gold & Special Minerals Fund, Cl. I2	90,951	1,599,834
Oppenheimer Master Event-Linked Bond Fund, LLC	236,676	3,325,159
Oppenheimer SteelPath Master MLP Fund, LLC	129,189	1,781,519
		25,838,774

Domestic Fixed Income Funds—14.5%
Oppenheimer Master Loan Fund, LLC	353,293	5,071,552
Oppenheimer Ultra-Short Duration Fund, Cl. Y	27	271
		5,071,823

Money Market Fund—11.9%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.08%[3]	4,169,468	4,169,468
Total Investments, at Value (Cost $33,338,694)	100.3%	35,080,065
Liabilities in Excess of Other Assets	(0.3)	(100,823)
Net Assets	100.0%	$34,979,242

Footnotes to Statement of Investments

1. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended March 31, 2014, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares September 30, 2013	Gross Additions	Gross Reductions	Shares March 31, 2014
Oppenheimer Commodity Strategy Total Return Fund, Cl. I	1,018,788	725,523	100,928	1,643,383
Oppenheimer Currency Opportunities Fund, Cl. I	221,671	155,115	11,215	365,571
Oppenheimer Global Multi Strategies Fund, Cl. I	80,148	186,561	4,966	261,743
Oppenheimer Global Real Estate Fund, Cl. I	—	678,516	506,264	172,252
Oppenheimer Gold & Special Minerals Fund, Cl. I	164,982	119,442	193,473	90,951
Oppenheimer Institutional Money Market Fund, Cl. E	—	4,169,468	—	4,169,468
Oppenheimer Master Event- Linked Bond Fund, LLC	—	375,462	138,786	236,676
Oppenheimer Master Loan Fund, LLC	—	368,435	15,142	353,293
Oppenheimer Real Estate Fund, Cl. I	176,603	12,139	188,742	—
Oppenheimer SteelPath Master MLP Fund, LLC	358,190	206,627	435,628	129,189

12 OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

Footnotes to Statement of Investments (Continued)

	Shares September 30, 2013	Gross Additions	Gross Reductions		Shares March 31, 2014
Oppenheimer Ultra-Short
Duration Fund, Cl. Y	103,007	100,114	203,094		27

		Value	Income		Realized Gain (Loss)
Oppenheimer Commodity Strategy Total Return Fund, Cl. I		$5,258,826	$—		$(22,833)
Oppenheimer Currency Opportunities Fund, Cl. I		5,088,746	—		(6,920)
Oppenheimer Global Multi Strategies Fund, Cl. I		7,022,552	—		(1,517)
Oppenheimer Global Real Estate Fund, Cl. I		1,762,138	46,164		(13,669)
Oppenheimer Gold & Special Minerals Fund, Cl. I		1,599,834	—		(546,927)
Oppenheimer Institutional Money Market Fund, Cl. E		4,169,468	129		—
Oppenheimer Master Event-Linked Bond Fund, LLC		3,325,159	14,084	[a]	1,516 [a]
Oppenheimer Master Loan Fund, LLC		5,071,552	13,874	[b]	544 [b]
Oppenheimer Real Estate Fund, Cl. I		—	—		51,393
Oppenheimer SteelPath Master MLP Fund, LLC		1,781,519	137,539	[c]	(541,529)[c]
Oppenheimer Ultra-Short Duration Fund, Cl. Y		271	1,947		(5)

Total		$35,080,065	$213,737		$(1,079,947)

a. Represents the amount allocated to the Fund from Oppenheimer Master Event-Linked Bond Fund, LLC.

b. Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

c. Represents the amount allocated to the Fund from Oppenheimer SteelPath Master MLP Fund, LLC.

2. Non-income producing security.

3. Rate shown is the 7-day yield as of March 31, 2014.

See accompanying Notes to Financial Statements.

13 OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

STATEMENT OF

ASSETS AND LIABILITIES     March 31, 2014     Unaudited

Assets
Investments, at value—affiliated companies—see accompanying statement of investments (cost $33,338,694)	$35,080,065
Cash	17,085
Receivables and other assets:
Shares of beneficial interest sold	58,868
Dividends	344
Other	8,715
Total assets	35,165,077
Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed	135,920
Investments purchased	29,590
Legal, auditing and other professional fees	14,857
Distribution and service plan fees	5,147
Trustees’ compensation	269
Other	52
Total liabilities	185,835
Net Assets	$34,979,242

Composition of Net Assets
Par value of shares of beneficial interest	$3,460
Additional paid-in capital	34,185,734
Accumulated net investment income	186,124
Accumulated net realized loss on investments	(1,137,447)
Net unrealized appreciation on investments	1,741,371

Net Assets	$34,979,242

14 OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $20,381,564 and 2,013,656 shares of beneficial interest outstanding)	$10.12
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$10.74
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $3,327,641 and 332,478 shares of beneficial interest outstanding)	$10.01
Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $10,200 and 1,006 shares of beneficial interest outstanding)	$10.14
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $889,313 and 88,337 shares of beneficial interest outstanding)	$10.07
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $10,370,524 and 1,024,568 shares of beneficial interest outstanding)	$10.12

See accompanying Notes to Financial Statements

15 OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

STATEMENT OF

OPERATIONS    For the Six Months Ended March 31, 2014         Unaudited

Allocation of Income and Expenses from Master Funds[1]
Net investment income allocated from Oppenheimer Master Event-Linked Bond Fund, LLC:
Interest	$14,079
Dividends	5
Net expenses	(855)
Net investment income allocated from Oppenheimer Master Event-Linked Bond Fund, LLC	13,229
Net investment income allocated from Oppenheimer Master Loan Fund, LLC:
Interest	13,867
Dividends	7
Net expenses	(868)
Net investment income allocated from Oppenheimer Master Loan Fund, LLC	13,006
Net investment income allocated from Oppenheimer Master Steelpath Fund, LLC:
Interest	57
Dividends	137,482
Net expenses	(21,355)
Net investment income allocated from Oppenheimer Master Loan Fund, LLC	116,184
Total allocation of net investment income from master funds	142,419
Investment Income
Dividends from affiliated companies	48,240
Expenses
Distribution and service plan fees:
Class A	11,028
Class C	13,187
Class N	1,809
Transfer and shareholder servicing agent fees:
Class A	15,077
Class C	3,600
Class I	2
Class N	1,134
Class Y	4,235
Shareholder communications:
Class A	5,496
Class C	1,493
Class N	407
Class Y	545
Legal, auditing and other professional fees	9,760
Registration expense	2,821
Trustees’ compensation	226
Custodian fees and expenses	79
Other	1,563
Total expenses	72,462
Net Investment Income	118,197

1. The Fund invests in certain affiliated mutual funds that expect to be treated as partnerships for tax purposes. See Note 1 of the accompanying Notes.

16 OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

Realized and Unrealized Gain (Loss)
Net realized loss on affiliated companies	$(540,478)
Distributions received from affiliate companies	11,698
Net realized gain (loss) allocated from:
Oppenheimer Master Event-Linked Bond Fund, LLC	1,516
Oppenheimer Master Loan Fund, LLC	544
Oppenheimer Master Steelpath Fund, LLC	(541,529)
Net realized loss	(1,068,249)
Net change in unrealized appreciation/depreciation on investments	1,327,438
Net change in unrealized appreciation/depreciation allocated from:
Oppenheimer Master Event-Linked Bond Fund, LLC	(1,411)
Oppenheimer Master Loan Fund, LLC	2,742
Oppenheimer Master Steelpath Fund, LLC	983,082
Net change in unrealized appreciation/depreciation	2,311,851
Net Increase in Net Assets Resulting from Operations	$1,361,799

See accompanying Notes to Financial Statements.

17 OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

STATEMENTS OF

CHANGES IN NET ASSETS

	Six Months Ended March 31, 2014 (Unaudited)	Period Ended September 30, 2013[1]
Operations
Net investment income	$118,197	$62,005
Net realized loss	(1,068,249)	(54,370)
Net change in unrealized appreciation/depreciation	2,311,851	(570,480)
Net increase (decrease) in net assets resulting from operations	1,361,799	(562,845)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	—	(60,578)
Class C	—	(1,085)
Class I	—	(50)
Class N	—	(333)
Class Y	—	(2,518)
	—	(64,564)

Distributions from net realized gain:
Class A	(9,506)	—
Class C	(1,360)	—
Class I	(5)	—
Class N	(372)	—
Class Y	(513)	—
	(11,756)	—

Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Class A	2,444,677	17,584,231
Class C	1,071,325	2,204,681
Class I	5	50
Class N	208,425	656,800
Class Y	9,008,670	977,744
	12,733,102	21,423,506

Net Assets
Total increase	14,083,145	20,896,097
Beginning of period	20,896,097	100,000 [2]

End of period (including accumulated net investment income of $186,124 and $67,927, respectively)	$34,979,242	$20,896,097

1. For the period from December 28, 2012 (commencement of operations) to September 30, 2013.

2. Reflects the value of the Manager’s initial seed money invested on September 10, 2012

See accompanying Notes to Financial Statements.

18 OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended March 31, 2014 (Unaudited)	Period Ended September 30, 2013[1]

Per Share Operating Data
Net asset value, beginning of period	$9.70	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.05	0.05
Net realized and unrealized gain (loss)	0.38	(0.31)

Total from investment operations	0.43	(0.26)

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.04)
Distributions from net realized gain	(0.01)	0.00

Total dividends and/or distributions to shareholders	(0.01)	(0.04)

Net asset value, end of period	$10.12	$9.70

Total Return, at Net Asset Value[3]	4 .39%	(2.62)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$20,382	$17,126

Average net assets (in thousands)	$18,587	$13,540

Ratios to average net assets:[4,5]
Net investment income	1.04%	0.62%
Total expenses[6]	0.63%	0.99%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.63%	0.99%

Portfolio turnover rate	91%	5%

1. For the period from December 28, 2012 (inception of offering) to September 30, 2013.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s shares of the allocated expenses and/or net investment income from the Master Funds.

6. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended March 31, 2014	1.31%
Period Ended September 30, 2013	1.67%

See accompanying Notes to Financial Statements

19 OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Six Months Ended March 31, 2014 (Unaudited)	Period Ended September 30, 2013[1]

Per Share Operating Data
Net asset value, beginning of period	$9.64	$10.00

Income (loss) from investment operations:
Net investment loss[2]	(0.00)[3]	(0.03)
Net realized and unrealized gain (loss)	0.38	(0.32)

Total from investment operations	0.38	(0.35)

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.01)
Distributions from net realized gain	(0.01)	0.00

Total dividends and/or distributions to shareholders	(0.01)	(0.01)

Net asset value, end of period	$10.01	$9.64

Total Return, at Net Asset Value[4]	3.89%	(3.54)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,328	$2,145

Average net assets (in thousands)	$2,655	$1,131

Ratios to average net assets:[5,6]
Net investment income (loss)	(0.01)%	(0.47)%
Total expenses[7]	1.66%	2.20%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.66%	2.20%

Portfolio turnover rate	91%	5%

1. For the period from December 28, 2012 (commencement of operations) to September 30, 2013.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Includes the Fund’s shares of the allocated expenses and/or net investment income from the Master Funds.

7. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended March 31, 2014	2.34%
Period Ended September 30, 2013	2.88%

See accompanying Notes to Financial Statements.

20 OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

Class I	Six Months Ended March 31, 2014 (Unaudited)	Period Ended September 30, 2013[1]

Per Share Operating Data
Net asset value, beginning of period	$9.70	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.07	0 .06
Net realized and unrealized gain (loss)	0.38	(0.31)

Total from investment operations	0 .45	(0.25)

Dividends and/or distributions to shareholders:
Dividends from net investment income	0 .00	(0.05)
Distributions from net realized gain	(0.01)	0 .00

Total dividends and/or distributions to shareholders	(0.01)	(0.05)

Net asset value, end of period	$10.14	$9 .70

Total Return, at Net Asset Value[3]	4.59%	(2.49)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10	$10

Average net assets (in thousands)	$10	$10

Ratios to average net assets:[4,5]
Net investment income	1.36%	0.79%
Total expenses[6]	0.30%	0.76%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.30%	0.76%

Portfolio turnover rate	91%	5%

1. For the period from December 28, 2012 (commencement of operations) to September 30, 2013.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s shares of the allocated expenses and/or net investment income from the Master Funds.

6. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended March 31, 2014	0.98%
Period Ended September 30, 2013	1.44%

See accompanying Notes to Financial Statements.

21 OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

FINANCIAL  HIGHLIGHTS    Continued

Class N	Six Months Ended March 31, 2014 (Unaudited)	Period Ended September 30, 2013[1]

Per Share Operating Data
Net asset value, beginning of period	$9.67	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	0.02	(0.00)[3]
Net realized and unrealized gain (loss)	0.39	(0.32)

Total from investment operations	0.41	(0.32)

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.01)
Distributions from net realized gain	(0.01)	0.00

Total dividends and/or distributions to shareholders	(0.01)	(0.01)

Net asset value, end of period	$10.07	$9.67

Total Return, at Net Asset Value[4]	4.19%	(3.21)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$889	$651

Average net assets (in thousands)	$736	$298

Ratios to average net assets:[5,6]
Net investment income (loss)	0.45%	(0.05)%
Total expenses[7]	1.20%	1.83%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.20%	1.77%

Portfolio turnover rate	91%	5%

1. For the period from December 28, 2012 (commencement of operations) to September 30, 2013.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Includes the Fund’s shares of the allocated expenses and/or net investment income from the Master Funds.

7. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended March 31, 2014	1.88%
Period Ended September 30, 2013	2.51%

See accompanying Notes to Financial Statements.

22 OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

Class Y	Six Months Ended March 31, 2014 (Unaudited)	Period Ended September 30, 2013[1]

Per Share Operating Data
Net asset value, beginning of period	$9.69	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.04	0.04
Net realized and unrealized gain (loss)	0.40	(0.31)

Total from investment operations	0.44	(0.27)

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.04)
Distributions from net realized gain	(0.01)	0.00

Total dividends and/or distributions to shareholders	(0.01)	(0.04)

Net asset value, end of period	$10.12	$9.69

Total Return, at Net Asset Value[3]	4.49%	(2.74)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10,370	$964

Average net assets (in thousands)	$4,753	$450

Ratios to average net assets:[4,5]
Net investment income	0.85%	0.58%
Total expenses[6]	0.46%	1.15%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.46%	1.15%

Portfolio turnover rate	91%	5%

1. For the period from December 28, 2012 (commencement of operations) to September 30, 2013.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s shares of the allocated expenses and/or net investment income from the Master Funds.

6. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended March 31, 2014	1.14%
Period Ended September 30, 2013	1.83%

See accompanying Notes to Financial Statements.

23 OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

NOTES TO

FINANCIAL STATEMENTS     March 31, 2014         Unaudited

1. Significant Accounting Policies

Oppenheimer Diversified Alternatives Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class I, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, C and N shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees.

The following is a summary of significant accounting policies consistently followed by the Fund.

Risks of Investing in the Underlying Funds. Each of the Underlying Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Underlying Fund than in another, the Fund will have greater exposure to the risks of that Underlying Fund.

Investment in Oppenheimer Master Limited Partnerships (“MLP”). The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer SteelPath Master MLP Fund, LLC (the “MLP Fund”). The MLP Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares.

The investment objective of Oppenheimer SteelPath Master MLP Fund, LLC is to seek total return. It emphasizes investments in energy infrastructure Master Limited Partnerships.

The Fund’s investment in the MLP Fund is included in the Statement of Investments. The Fund recognizes income and gain (loss) on its investment in the MLP Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding MLP Fund shares held, of the total net income (loss) earned and the net gain (loss) realized on

24 OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

1. Significant Accounting Policies (Continued)

investments sold by the MLP Fund. As a shareholder, the Fund is subject to its proportional share of the MLP Fund’s expenses, including its management fee.

Investment in Oppenheimer Master Funds. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC and Oppenheimer Master Event-Linked Bond Fund, LLC (the “Master Funds”). Each Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Master Fund than in another, the Fund will have greater exposure to the risks of that Master Fund.

The investment objective of Oppenheimer Master Loan Fund, LLC is to seek as high a level of current income and preservation of capital as is consistent with investing primarily in loans and other debt securities. The investment objective of Oppenheimer Master Event-Linked Bond Fund, LLC is to seek a high level of current income principally derived from interest on debt securities. The Fund’s investments in the Master Funds are included in the Statement of Investments. The Fund recognizes income and gain/(loss) on its investments in each Master Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Funds. As a shareholder, the Fund is subject to its proportional share of the Master Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Funds.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

During the fiscal year ended September 30, 2013, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year.

As of March 31, 2014, it is estimated that the capital loss carryforwards would be $1,068,249 which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or

25 OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

1. Significant Accounting Policies (Continued)

gains realized in the first six months of the current fiscal year. During the six months ended March 31, 2014, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of March 31, 2014 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$33,478,469

Gross unrealized appreciation	$1,641,301
Gross unrealized depreciation	(39,705)

Net unrealized appreciation	$1,601,596

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio

26 OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

1. Significant Accounting Policies (Continued)

securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares based upon the net asset value of the applicable Underlying Fund. For each Underlying Fund, the net asset value per share for a class of shares is determined as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading by dividing the value of the Underlying Fund’s net assets attributable to that class by the number of outstanding shares of that class on that day.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuations Methods and Inputs

To determine their net asset values, the Underlying Funds’ assets are valued primarily on the basis of current market quotations as generally supplied by third party portfolio pricing

27 OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Securities Valuation (Continued)

services or by dealers. Such market quotations are typically based on unadjusted quoted prices in active markets for identical securities or other observable market inputs.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those Underlying Funds.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

28 OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

2. Securities Valuation (Continued)

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in those Underlying Funds which are publicly offered and reported on an exchange as Level 1, and those Underlying Funds which are not publicly offered as Level 2, without consideration as to the classification level of the specific investments held by the Underlying Funds.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of March 31, 2014 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Investment Companies	$24,901,835	$10,178,230	$—	$35,080,065
Total Assets	$24,901,835	$10,178,230	$—	$35,080,065

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Shares	Six Months Ended March 31, 2014 Amount	Shares	Period Ended September 30, 2013[1,2] Amount
Class A
Sold	397,476	$3,901,118	1,844,788	$18,412,733
Dividends and/or distributions reinvested	977	9,460	6,260	60,131
Redeemed	(150,857)	(1,465,901)	(90,988)	(888,633)

Net increase	247,596	$2,444,677	1,760,060	$17,584,231

Class C
Sold	140,926	$1,371,104	257,929	$2,557,191
Dividends and/or distributions reinvested	141	1,355	110	1,048
Redeemed	(31,108)	(301,134)	(36,520)	(353,558)

Net increase	109,959	$1,071,325	221,519	$2,204,681

29 OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

3. Shares of Beneficial Interest (Continued)

	Six Months Ended March 31, 2014		Period Ended September 30, 2013[1,2]
	Shares	Amount	Shares	Amount

Class I
Sold	—	$—	—	$—
Dividends and/or distributions reinvested	1	5	5	50
Redeemed	—	—	—	—

Net increase	1	$5	5	$50

Class N
Sold	25,101	$248,036	72,271	$715,105
Dividends and/or distributions reinvested	38	370	35	333
Redeemed	(4,096)	(39,981)	(6,012)	(58,638)

Net increase	21,043	$208,425	66,294	$656,800

Class Y
Sold	963,168	$9,383,263	110,846	$1,101,857
Dividends and/or distributions reinvested	52	502	262	2,518
Redeemed	(38,097)	(375,095)	(12,663)	(126,631)

Net increase	925,123	$9,008,670	98,445	$977,744

1. For the period December 28, 2012(commencement of operations) to September 30, 2013

2. The fund sold 6,000 shares of Class A at a value of $60,000 and 1,000 shares of Class C, Class I, Class N, and Class Y at a value of $10,000, respectively, to the Manager upon seeding of the Fund on September 10, 2012.

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the six months ended March 31, 2014 were as follows:

	Purchases	Sales
Investment securities	$32,882,854	$24,090,983

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Manager does not charge a management fee, but rather collects indirect management fees from the Fund’s investments in the Underlying Funds. The weighted indirect management fees collected from the Fund’s investments in the Underlying Funds, as a percentage of average daily net assets of the Fund for the six months ended March 31, 2014 was 0.64%. This amount is gross of any waivers or reimbursements of management fees implemented at the Underlying Fund level.

30 OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

5. Fees and Other Transactions with Affiliates (Continued)

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the indirect management fees (after all applicable waivers) collected by the Manager from the Fund’s investment in Underlying Funds. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. Fees incurred by the Fund with respect to these services are detailed in the Statement of Operations.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment

31 OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS     Unaudited / Continued

5. Fees and Other Transactions with Affiliates (Continued)

from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at March 31, 2014 were as follows:

Class N	$3,011

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class N Contingent Deferred Sales Charges Retained by Distributor
March 31, 2014	$12,648	$—	$1,055	$—

Waivers and Reimbursements of Expenses. The Transfer Agent has contractually agreed to limit transfer and shareholder servicing agent fees for Classes C, N and Y shares to 0.35% of average annual net assets per class and for Class A shares to 0.30% of average annual net assets of the class.

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Pending Litigation

Since 2009, seven class action lawsuits have been pending in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. On March 5, 2014, the parties in six of these lawsuits executed stipulations and agreements of settlement resolving those actions. The settlements are subject to a variety of

32 OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

6. Pending Litigation (Continued)

contingencies, including approval by the court. The settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer Rochester California Municipal Fund.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against (i) OFI, (ii) an affiliate of OFI and (iii) AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs alleged breach of contract and common law fraud claims against the defendants and sought compensatory damages, costs and disbursements, including attorney fees. On April 11, 2013, the court granted defendants’ motion for summary judgment, dismissing plaintiffs’ fraud claim with prejudice and dismissing their contract claim without prejudice, and granted plaintiffs leave to replead their contract claim to assert a cause of action for specific performance within 30 days. On May 9, 2013, plaintiffs filed a notice of appeal from the court’s dismissal order. On January 7, 2014, the appellate court affirmed the trial court’s dismissal order. On March 28, 2014, the parties filed a stipulation of discontinuance dismissing the lawsuit with prejudice. On July 15, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleged breach of contract and common law fraud claims against the defendants and sought compensatory damages, costs and disbursements, including attorney fees. On March 28, 2014, the parties filed a stipulation of discontinuance dismissing the lawsuit with prejudice. On November 9, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleged breach of contract against the defendants and sought compensatory damages, costs and disbursements, including attorney fees. On November 8, 2013, the parties filed a stipulation of discontinuance dismissing the lawsuit with prejudice.

33 OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS   Unaudited / Continued

6. Pending Litigation (Continued)

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

34 OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS    Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

35 OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

Trustees and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
David K. Downes, Trustee
Matthew P. Fink, Trustee
Edmund P. Giambastiani, Jr., Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Trustee
Joseph M. Wikler, Trustee
Peter I. Wold, Trustee
William F. Glavin, Jr., Trustee, President and Principal Executive Officer
Mark Hamilton, Vice President
Dokyoung Lee, Vice President
Benjamin Rockmuller, Vice President
Arthur S. Gabinet, Secretary and Chief Legal Officer
Christina M. Nasta, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2014 OppenheimerFunds, Inc. All rights reserved.

36 OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

•	Applications or other forms
•	When you create a user ID and password for online account access
•	When you enroll in eDocs Direct, our electronic document delivery service
•	Your transactions with us, our affiliates or others
•	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
•	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

37 OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

PRIVACY POLICY NOTICE    Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

•	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2013. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

38 OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

THIS PAGE INTENTIONALLY LEFT BLANK.

39 OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

OPPENHEIMERFUNDS™
THE RIGHT WAY TO INVEST

Visit us at **oppenheimerfunds.com** for 24-hr access to account information and transactions or call us at **800.CALL OPP (800.225.5677)** for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
225 Liberty Street, New York, NY 10281-1008
© 2014 OppenheimerFunds Distributor, Inc. All rights reserved.
RS1132.001.0314   May 27, 2014

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 3/31/2014, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Diversified Alternatives Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	5/13/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	5/13/2014

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	5/13/2014